UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 5, 2011 (May 5, 2011)
57th Street General Acquisition Corp.

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	000-53977 (Commission File Number)	27-1215274 (IRS Employer Identification No.)

590 Madison Avenue, 35th Floor
New York, New York (Address of principal executive offices)	10022 (Zip Code)
Registrant’s telephone number, including area code: (212) 409-2434
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation to the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events
     On May 5, 2011, 57th Street General Acquisition Corp., a Delaware corporation (“57th Street”) and Crumbs Holdings LLC (“Crumbs”) issued a joint press release announcing the consummation of the Merger pursuant to which Crumbs merged with and into 57th Street’s subsidiary, 57th Street Merger Sub, LLC. A copy of the press release is attached hereto as exhibit 99.1 and is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits
(d) Exhibits.

Exhibit
Number	Description
99.1	Joint Press Release dated May 5, 2011
SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

May 5, 2011	57TH STREET GENERAL ACQUISITION CORP.
	By:	/s/ John D. Ireland
		Name:	John D. Ireland
		Title:	Chief Financial Officer

EXHIBIT INDEX

Exhibit
Number	Description
99.1	Joint Press Release dated May 5, 2011